EXHIBIT 99.1

PRESS RELEASE

Investment enables MedMen to deleverage balance sheet in accordance with turnaround plan

MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a cannabis retailer with operations across the U.S., today announced the signing of a definitive investment agreement (the “Investment Agreement”) with Ascend Wellness Holdings, LLC (“AWH”), whereby, subject to approval from the New York State Department of Health and other applicable regulatory bodies, AWH will complete an investment (the “Investment”) totaling up to approximately $73 million in MedMen NY Inc. (“MMNY”), MedMen’s subsidiary in the state of New York. In connection with the Investment, and subject to regulatory approval, MMNY will engage the services of AWH pursuant to a management agreement (the “Management Agreement”) under which AWH will advise on MMNY’s operations pending regulatory approval of the Investment transaction.

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“We believe the proposed transaction will bring fresh capital and a new perspective to New York’s medical marijuana program and its patients,” said Abner Kurtin, Founder of AWH.

Agreement Terms

Under the terms of the Investment, at closing, MMNY will assume up to approximately $73 million of MedMen’s existing secured debt, AWH will invest $35 million in cash in MMNY, and AWH New York, LLC will issue a senior secured promissory note in favor of MMNY’s senior secured lender in the principal amount of $28 million, guaranteed by AWH, which cash investment and note will be used to reduce the amounts owed to MMNY’s senior secured lender.Following its investment, AWH will hold a controlling interest in MMNY equal to approximately 86.7% of the equity in MMNY, and be provided with an option to acquire MedMen’s remaining interest in MMNY in the future. AWH must also make an additional investment of $10 million in exchange for additional equity in MMNY, which investment will also be used to repay MMNY’s senior secured lender if adult-use cannabis sales commence in MMNY’s dispensaries.

The transactions contemplated by the Investment Agreement are subject to customary closing conditions, including approval from the New York State Department of Health and other applicable regulatory bodies.

Advisors

Moelis & Company LLC served as exclusive financial advisor to MedMen. Foley Hoag LLP served as legal counsel for AWH.

About MedMen

MedMen is a U.S. cannabis retailer with flagship locations in Los Angeles, Las Vegas, Chicago, and New York. MedMen offers a robust selection of high-quality products, including MedMen-owned brands [statemade], LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier and happier. Learn more about MedMen and The MedMen Foundation at www.medmen.com.

About AWH

AWH is a vertically integrated operator with assets and partners in Illinois, Michigan, Ohio, Massachusetts and New Jersey. AWH owns and operates state-of-the-art cultivation facilities, growing award winning strains and producing curated selection of products with effect-based categorization. AWH produces and distributes Ozone branded products. For more information, visit www.awholdings.com.

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Cautionary Note Regarding Forward-Looking Information and Statements:

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “plans”, “intends”, “anticipates” or variations of words and phrases implying that certain actions, events or results “may”, “could”, “would”, “might”, “will be taken”, “will continue”, “will occur” or “will be achieved”. This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information. The forward-looking statements contained in this release include, without limitation, statements that assume MMNY is capable of obtaining consent to the Investment from applicable regulatory authorities; statements regarding the amount of MedMen’s secured debt that will be assumed by MMNY; and MedMen’s ownership of MMNY upon completion of the Investment.

Forward-looking information and statements are not a guarantee of future performance and are based upon estimates and assumptions of management at the date the statements are made, including among other things, estimates and assumptions about the transaction with AWH being completed on current terms and current contemplated timelines; the occurrence of any event, change or other circumstances that could give rise to the termination of the Investment Agreement; the inability of either party to consummate the Investment Agreement due to the failure to satisfy conditions and covenants; the inability to obtain required regulatory approvals and third-party consents in order to consummate the transactions contemplated by the Investment Agreement; the inability of AWH to access sufficient capital from internal and external sources to complete the Investment or pay any break fees or similar expenses required under the Investment Agreement; the inability of MedMen to access sufficient capital to reimburse AWH with respect to any deposits under the Investment Agreement; risks related to the disruption of management's attention from the Company's ongoing business operations due to the proposed transaction and the effect of the announcement of the proposed transaction on the Company's relationships with its customers, suppliers and business generally; the inability of management to successfully execute on, and achieve the anticipated results of, MedMen’s strategic plans on the planned timetable or at all; the ability to satisfy operational and financial covenants under MedMen’s existing debt obligations; uncertainties related to the outbreak of COVID-19 and the impact it may have on the global economy and retail sector, particularly the cannabis retail sector in the states in which MedMen operates and on regulation of MedMen’s activities in the states in which it operates; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws generally and adverse future legislative and regulatory developments involving medical and recreational marijuana; the risks of operating in the marijuana industry in the United States, and those other risk factors discussed in MedMen’s Form 10 (as amended), and other continuous disclosure filings, all available under MedMen’s profile on www.sedar.com and at www.sec.gov

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee cane be given that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected.

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The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Forward-looking statements contained in this news release are expressly qualified by this cautionary note.

Source: MedMen Enterprises

For MedMen:

Media Contact

Tracy McCourt
MedMen
Chief Revenue Officer
Email: communications@medmen.com

Investor Relations Contact

Reece Fulgham
MedMen
Interim Chief Financial Officer
Email: investors@medmen.com

For AWH:

Media Contact

MATTIO Communications
pr@awholdings.com

Investor Contact

Sarah Levy
Director, Investor Relations
ir@awholdings.com

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